SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2003

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 262-6599

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated May 1, 2003.

Items 9 and 12. Regulation FD Disclosure and Results of Operation and Financial Condition.

On May 1, 2003, Genesis Microchip Inc. issued a press release announcing financial results for its fiscal fourth quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished pursuant to Regulation FD and Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: May 1, 2003	By:	/s/ ERIC ERDMAN
	Name:	Eric Erdman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated May 1, 2003.